Exhibit 10.159T
AAL-PA-1980-LA-1003493
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Installation of Cabin Systems Equipment

Reference:	Purchase Agreement No. 1980 between The Boeing Company and American Airlines, Inc. relating to Model 777-323ER aircraft (Aircraft)
This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.
Customer desires Boeing to install in the Aircraft the inflight entertainment and cabin communications systems (IFE/CCS) described in Attachment A to this Letter Agreement.
Because of the complexity of the IFE/CCS, special attention and additional resources will be required during the development, integration, certification, and manufacture of the Aircraft to achieve proper operation of the IFE/CCS at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of project manager (the Project Manager) as set forth in Attachment B.
1. Responsibilities.
          1.1 Customer’s responsibilities:
                    1.1.1 Provide Customer’s IFE/CCS system requirements to Boeing;
                    1.1.2 Select the IFE/CCS suppliers (Vendors) from among those suppliers identified in the Change Requests listed in Attachment A to this Letter Agreement (Customer has selected such Vendors as of the date of this Letter Agreement);

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                    1.1.3 Promptly after selecting Vendors, participate with Boeing in meetings with Vendors to ensure that Vendor’s functional system specifications meet Customer’s and Boeing’s respective requirements;
                    1.1.4 Select Vendor part numbers and provide such part numbers to Boeing by as soon as reasonably possible following Vendor selection (Customer has selected such part numbers as of the date of this Letter Agreement);
                    1.1.5 Negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other terms desirable to Customer in its own discretion directly with Vendors;
                    1.1.6 Provide pricing information for part numbers selected above to Boeing by a mutually selected date;
                    1.1.7 Negotiate and obtain agreements with any required service providers; and
                    1.1.8 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] include in Customer’s contract with any seat supplier a condition obligating such seat supplier to enter into and comply with a Boeing approved bonded stores agreement. This bonded stores agreement (in form and substance reasonably satisfactory to Boeing) will set forth the procedures concerning the use, handling and storage for the Boeing owned IFE/CCS equipment during the time such equipment is under the seat supplier’s control.
          1.2 Boeing will in a timely manner:
                    1.2.1 Responsibly perform the functions of Project Manager in accordance with the terms of this Letter Agreement and Attachment B;
                    1.2.2 Provide Aircraft interface requirements to Vendors as specified in Boeing Document D6-36440, “Standard Cabin Systems Requirements Document” (SCSRD) and as specified in Section 3.A of Attachment B;
                    1.2.3 Assist Vendors in the development of their IFE/CCS system specifications and approve such specifications;

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                    1.2.4 Negotiate terms and conditions (except for price, product assurance, product support following Aircraft delivery and any other terms desirable to Customer in its own discretion) and enter into contracts with Vendors and manage such contracts for the IFE/CCS;
                    1.2.5 Coordinate the resolution of technical issues with Vendors;
                    1.2.6 Ensure that at time of Aircraft delivery the IFE/CCS configuration and functionality meets the requirements of the Detail Specification including all Change Requests contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time;
                    1.2.7 Prior to or at delivery of the applicable Aircraft, obtain FAA certification of the Aircraft with the IFE/CCS installed therein, including the Systems Software identified in Section 2.1 of this Letter Agreement; and
                    1.2.8 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
2. Software.
          IFE/CCS systems may contain software of the following two types:
          2.1 The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and it is considered a part of the IFE/CCS for purposes of this Letter Agreement.
          2.2 The software accessible to the Aircraft passengers and cabin crews which controls Customer’s specified optional features is Customer’s Software and it is not a part of the IFE/CCS for purposes of this Letter Agreement.
                    2.2.1 Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Boeing will not perform the functions and obligations described in Section 1.2 above, nor the Project Manager’s functions described in Attachment B, for Customer’s Software.

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                    2.2.2 The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.
                    2.2.3 Boeing has no obligation to approve any documentation to support Customer’s Software certification. Notwithstanding the preceding sentence, Boeing will, however, only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.
                    2.2.4 Boeing will not be responsible for obtaining FAA certification for Customer’s Software.
3. Changes.
          3.1 After Boeing and Vendor have entered into a contract for the purchase of the IFE/CCS, changes to such contract may only be made by Boeing; provided, however, that such changes will be made with the prior consent of Customer. Notwithstanding the foregoing, Customer may request changes at any time. Any such Customer request for changes to the IFE/CCS specification after the Boeing/Vendor contract has been signed must be made in writing directly to Boeing. Boeing shall respond to such request by Customer in a timely manner. If such change is technically feasible and Boeing has the resources and time to incorporate such change, then Boeing shall negotiate with the Vendor to incorporate such change into the contract for the IFE/CCS. Any Vendor price increase resulting from such a change will be negotiated between Customer and Vendor.
          3.2 Boeing and Customer recognize that the developmental nature of the IFE/CCS may require changes to the IFE/CCS or the Aircraft in order to ensure (i) compatibility of the IFE/CCS with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the IFE/CCS installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within 15 days (or such longer period of time as may be mutually agreed in writing) after such notification Customer and Boeing through negotiations cannot mutually agree on the incorporation of any such change or alternate course of action, then the remedies available to Boeing in Section 5 shall apply.
          3.3 The incorporation into the Aircraft of any mutually agreed change to the IFE/CCS may result in Boeing adjusting the price of the Change Request contained in Attachment A to this Letter Agreement.

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          3.4 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          3.5 Boeing’s obligation to obtain FAA certification of the Aircraft with the IFE/CCS installed is limited to the IFE/CCS as described in Attachment A, as Attachment A may be amended from time to time.
          3.6 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:
                    3.6.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
                    3.6.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
4. Exhibits B and C to the AGTA.
          IFE/CCS is deemed to be BFE for the purposes of the Product Assurance Document and the Customer Support Document.
5. Remedies.
          5.1 If Customer does not comply with any of its material obligations set forth herein, Boeing will provide to Customer written notice of such non-compliance and in the event Customer has not cured such non-compliance by the date of compliance (which shall be a reasonable period of time in Boeing’s reasonable judgment) provided in such notice, then Boeing may:
                    5.1.1 to the extent that such delay is attributable to such non-compliance, take the following steps:
                         5.1.1.1 delay delivery of the Aircraft pursuant to the provisions of Article 7, “Excusable Delay”, of the AGTA; or
                         5.1.1.2 deliver the Aircraft without part or all of the IFE/CCS installed, or with part or all of the IFE/CCS inoperative (notwithstanding the provisions of Section 3.1 of the AGTA and even though such IFE/CCS is required in order to obtain certification of such Aircraft in accordance with such provisions), in either event Boeing shall be relieved of all obligations to install or certify such IFE/CCS; and

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                    5.1.2 also increase the Aircraft Price by the amount of Boeing’s additional costs to the extent attributable to such noncompliance (except such cost increase shall not include any such costs Boeing has recovered from any Vendors involved), provided, however, Boeing will use best reasonable efforts to mitigate such costs. Notwithstanding the preceding sentence, Boeing has no obligation to recover costs from Vendors.
          5.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
6. Advance Payments.
          6.1 An estimated price for the IFE/CCS purchased by Boeing will be included in the Aircraft Advance Payment Base Price to establish the Advance Payments for each Aircraft.
          6.2 The Aircraft Price will include the actual IFE/CCS prices and any associated transportation costs charged Boeing by Vendors.
7. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          7.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]”.
          7.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          7.3 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          7.4 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
8. Customer’s Indemnification of Boeing.

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          8.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:
          “[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”
          8.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          8.3 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

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9. Confidential Treatment.
          Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: , 2011

AMERICAN AIRLINES, INC.

By

Its

Attachments

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Attachment A to
AAL-PA-1980-LA-1003493

          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

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Attachment B to
AAL-PA-1980-LA-1003493

Attachment B
Project Manager
This Attachment B describes the functions that Boeing will perform as Project Manager to support (i) the development and integration of the IFE/CCS and (ii) the FAA certification of the IFE/CCS when installed on the Aircraft.
1. Project Management.
          Boeing will perform the following functions for the IFE/CCS. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing’s reasonable opinion do not significantly affect form, fit, function, cost or aesthetics. Boeing will be responsible for:
A.	Managing the development of all program schedules;

B.	Evaluating and approving Vendor’s program management and developmental plans;

C.	Defining program metrics and status requirements;

D.	Scheduling and conducting (including notifying Customer of) (i) program status reviews and (ii) meetings to discuss any changes, at intervals mutually agreed to by Boeing and Customer. Customer will have the right to attend such status meetings between Boeing and Vendor regarding the Aircraft;

E.	Scheduling and conducting design and schedule reviews with Customer and Vendors;

F.	Monitoring compliance with schedules;

G.	Evaluating and approving any recovery plans or plan revisions which may be required of either Vendors or Customer;

H.	Leading the development of a joint IFE/CCS project management plan (the Program Plan) and;

I.	Managing the joint development of the System Specification.

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Attachment B to
AAL-PA-1980-LA-1003493

2. System Integration.
          Boeing’s performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions:
A.	As required, assist Vendors in defining their system specifications for the IFE/CCS, approve such specifications and develop an overall system functional specification;

B.	Coordinate Boeing, Customer and Vendor teams to ensure sufficient Vendor and Vendor sub system testing and an overall cabin system acceptance test are included in the Program Plan; and

C.	Organize and conduct technical coordination meetings with Customer and Vendors to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.
3. Seat Integration.
A.	Boeing will coordinate the interface requirements between seat suppliers and Vendors. Interface requirements are defined in Boeing Document Nos. D6-36230, “Passenger Seat Design and Installation”; D6-36238, “Passenger Seat Structural Design and Interface Criteria”; D222W232,; and D222W013-4, “Seat Assembly Functional Test Plan”.

B.	The Vendors will be required to coordinate integration testing and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing.

C.	The Vendors will assist the seat suppliers in the preparation of seat assembly functional test plans.

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